                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                           ----------------------

                                  FORM 8-A

                           ----------------------

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) or 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                           ----------------------

                    meVC DELTA LIFE SCIENCES FUND I, INC.
             (Exact name of registrant as specified in charter)


                           ----------------------

           Maryland                                     52-2241265
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                          991 Folsom St. Suite 301
                      San Francisco, California  94107
        (Address of principal executive offices, including Zip Code)

                           ----------------------

      Securities to be registered pursuant to Section 12(b) of the Act:

                                                        Name of each exchange
      Title of each class                                on which each class
      to be so registered                              is to be so registered
      -------------------                              ----------------------
            None                                                 None


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.    [X]

Securities Act registration statement file number to which this form relates:
Not Yet Assigned
----------------

     Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $.001 par value
                        -----------------------------
                              (Title of class)

Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Incorporated herein by reference is the description of the common stock, $.001 par value ("Common Stock"), of meVC Delta Life Sciences Fund I, Inc., a Maryland corporation ("Registrant"), included under the caption "Description of Capital Stock" in the prospectus (subject to completion), dated May 30, 2000 (the "Prospectus"), that forms a part of the Registration Statement on Form N-2, filed by Registrant with the Securities and Exchange Commission on May 30, 2000 (as it may be amended or supplemented from time to time, the "Registration Statement"), and the description contained under such caption included in the form of final prospectus subsequently filed by the Registrant pursuant to Rule 497 under the Securities Act of 1933, as amended, which form of final prospectus is also incorporated by reference herein.

Item 2. EXHIBITS.

     1. Articles of Incorporation of Registrant(1)

     2. Bylaws of Registrant(2)

--------------------------------

     (1) Incorporated herein by reference to Exhibit (a) to the Registration Statement.

     (2) Incorporated herein by reference to Exhibit (b) to the Registration Statement.

                                 SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the undersigned has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, this 26th day of May, 2000.

                                 meVC DELTA LIFE SCIENCES FUND I, INC.

                                 By    /s/PAUL WOZNIAK
                                       -------------------
                                       Paul Wozniak
                                       Vice President
                                       Chief Financial Officer
                                       and Treasurer


ATTEST:


/s/ KENNETH PRIORE
------------------
Kenneth Priore
Secretary

                              INDEX TO EXHIBITS

Exhibit
Number                               Exhibit
-------                              -------
1.           Articles of Incorporation of Registrant (incorporated herein by reference to Exhibit 99(a) to the Registration Statement).
2.           Bylaws of Registrant (incorporated herein by reference to Exhibit
             (b) to the Registration Statement).